UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 6, 2005
                Date of Report (Date of earliest event reported)

                                NYSE Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                 333-126780                20-2786071
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)


             c/o New York Stock Exchange, Inc.
                      11 Wall Street
                    New York, New York                         10005
              (Address of principal executive                (Zip Code)
                         offices)

       Registrant's telephone number, including area code: (212) 656-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS

On December 7, 2005, New York Stock Exchange, Inc. announced the certified results of the December 6 member vote on the Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005 and as amended as of October 20, 2005 and as of November 2, 2005, by and among the New York Stock Exchange, Inc., Archipelago Holdings, Inc., NYSE Group, Inc., NYSE Merger Corporation Sub, Inc., NYSE Merger Sub LLC and Archipelago Merger Sub, Inc.



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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number            Description

99.1 Press release entitled "New York Stock Exchange Announces Certified Results of Dec. 6 Member Vote on Merger with Archipelago Holdings, Inc."



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYSE GROUP, INC.

Dated: December 8, 2005         By: /s/ John A. Thain
                                   ------------------------

                                Name:  John A. Thain
                                Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number            Description

99.1 Press release entitled "New York Stock Exchange Announces Certified Results of Dec. 6 Member Vote on Merger with Archipelago Holdings, Inc."